SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report: August 14, 2002

                            HEALTHSOUTH Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     1-10315                  63-0860407
           --------                     -------                 -----------
        State or Other                (Commission            (I.R.S. Employer
Jurisdiction of Incorporation         File Number)          Identification No.)
       or Organization)


One HEALTHSOUTH Parkway
  Birmingham, Alabama                                       35243
-----------------------                                   ----------
(Address of Principal                                     (Zip Code)
 Executive Offices)


Registrant's Telephone Number,
     Including Area Code:                                (205) 967-7116

Item 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, Richard M. Scrushy, Chairman of the Board and Chief Executive Officer of HEALTHSOUTH Corporation, and Weston L. Smith, Executive Vice President and Chief Financial Officer of the Corporation, transmitted the following sworn statements to the Securities and Exchange Commission pursuant to SEC Order 4-460, in the form required by Exhibit A to such SEC Order:


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  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

       I, Richard M. Scrushy, Chairman of the Board and Chief Executive Officer of HEALTHSOUTH Corporation , state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of HEALTHSOUTH Corporation, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

       (2) I have reviewed the contents of this statement with HEALTHSOUTH Corporation's audit committee.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


            o the Annual Report on Form 10-K for the year ended December 31, 2001 of HEALTHSOUTH Corporation;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of HEALTHSOUTH Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o  any amendments to any of the foregoing.


                                                 /S/ RICHARD M. SCRUSHY
                                                 -------------------------------
                                                 Signature

                                                 Richard M. Scrushy
                                                 -------------------------------
                                                 Printed Name

                                                 Date: August 14, 2002

Subscribed and sworn to before me this
14th day of August, 2002.
/s/Karen E. Carlee
-------------------------------
Notary Public

My Commission Expires: 11-8-04

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   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

       I, Weston L. Smith, Executive Vice President and Chief Financial Officer of HEALTHSOUTH Corporation , state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of HEALTHSOUTH Corporation, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

       (2) I have reviewed the contents of this statement with HEALTHSOUTH Corporation's audit committee.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o the Annual Report on Form 10-K for the year ended December 31, 2001 of HEALTHSOUTH Corporation;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of HEALTHSOUTH Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o  any amendments to any of the foregoing.


                                                 /s/ WESTON L. SMITH
                                                 -------------------------------
                                                 Signature

                                                 Weston L. Smith
                                                 -------------------------------
                                                 Printed Name

                                                 Date: August 14, 2002

Subscribed and sworn to before me this
14th day of August, 2002.
/s/ Karen E. Carlee
-------------------------------
Notary Public

My Commission Expires: 11-8-04

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


       In addition, on August 14, 2002, Mr. Scrushy and Mr. Smith transmitted to the SEC the following certifications required by 18 U.S.C.ss.1350, as added by
Section 906 of the Sarbanes-Oxley Act:



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                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

       The undersigned, in his capacity as Chief Executive Officer of HEALTHSOUTH Corporation (the "Company"), hereby certifies as follows with respect to the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2002 (the "Report"):

            o The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

            o The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               This certification is given by the undersigned pursuant to 18 U.S.C.ss. 1350.

               DATED: August 14, 2002.


                                                 /s/ RICHARD M. SCRUSHY
                                                 -------------------------------
                                                     Richard M. Scrushy
                                                     Chairman of the Board and
                                                     Chief Executive Officer
                                                     HEALTHSOUTH Corporation

--------------------------------------------------------------------------------

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

       The undersigned, in his capacity as Chief Financial Officer of HEALTHSOUTH Corporation (the "Company"), hereby certifies as follows with respect to the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2002 (the "Report"):

            o The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.ss.78m or 78o(d)); and

            o The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               This certification is given by the undersigned pursuant to 18 U.S.C.ss. 1350.

               DATED: August 14, 2002.


                                                /s/ WESTON L. SMITH
                                                --------------------------------
                                                    Weston L. Smith
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    HEALTHSOUTH Corporation


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       We are furnishing the text of these statements and certifications s pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002


                                                  HEALTHSOUTH Corporation


                                                  By /s/ WILLIAM W. HORTON
                                                     ---------------------------
                                                          William W. Horton
                                                       Executive Vice President
                                                         and Corporate Counsel